================================================================================


Dear Contract Owner:

The stock market soared, dove, then rose again during the six months ended July 31, 2000, creating significant volatility among various sectors and individual stocks. By the time the dust settled at the end of June, most major market indices were mixed for the six-month period.

Bond prices, which move inversely to their yields, have risen in expectation of a slowing economy due to higher short-term interest rates. Treasury yields decreased in the first half of 2000. Over the course of the last six months, the yield of the thirty year Treasury has decreased by nearly 58 basis points.

I encourage you to review the following report covering the past six months and to contact us if you have any questions.



                                         Respectfully submitted,


                                         /s/ RICHARD C. PEARSON
                                         -------------------------------------
                                         Richard C. Pearson
                                         President


                                         [SECURITY FIRST TRUST LOGO]


================================================================================

================================================================================


SECURITY FIRST TRUST:
T. ROWE PRICE GROWTH
AND INCOME SERIES AND
EQUITY SERIES

EQUITY MARKET OVERVIEW

        There have been signs during the past few months that momentum may have begun to shift back toward quality companies with a history of earnings growth and relatively high dividend yields, and we regard this development -- if it continues --as a welcome return to reality in the equities market.

        The year began with a continuation of the pattern that characterized the stock market through most of last year. In the first quarter, the technology-heavy Nasdaq Composite led the way as the more aggressive market sectors provided the strongest performance. In April and May, those stocks experienced a sudden and sharp decline, and traditional value stocks provided better relative performance. In June, the market under-went another reversal in sentiment, with growth stocks rebounding from their spring decline. By the end of July, the Standard and Poors 500 rose slightly while the Nasdaq Composite suffered a modest loss. Within these indices, growth stocks generally fared better than value stocks, and smaller and mid-cap shares outperformed the largest-cap stocks.

EQUITY MARKET OUTLOOK

        After the shakeout of the past six months, the market ended up treading water as investors digested a series of tightening moves by the Fed aimed at slowing the pace of economic growth. In earlier reports we discussed the de-linkage between stock prices and the earnings and dividend growth that normally support them, since share prices have risen at a faster pace in recent years. This gap began to close modestly during the recent period, with earnings and dividend growth moving ahead while stocks declined in value. Despite the improved performance of value stocks mentioned earlier, they remain very inexpensive relative to their growth stock siblings. If history is any guide, true value tends to reassert itself over time.


PORTFOLIO MANAGEMENT:
T. ROWE PRICE GROWTH
AND INCOME SERIES

        During the six-month period, the portfolio benefited from several successful investments and suffered from some that did not work out as well. Our holdings in the financial, consumer nondurables, and technology sectors were generally good performers, while business services, transportation, and basic materials were weaker overall.


                            GROWTH AND INCOME SERIES
                        SECTOR DIVERSIFICATION PIE CHART

Utilities                                     5.3%
Capital Equipment                             4.1%
Consumer Non-Durables                        20.6%
Short-Term Securities                         3.4%
Consumer Services                            16.6%
Transportation                                5.9%
Energy                                       10.5%
Financial                                    16.9%
Consumer Cyclicals                            0.5%
Process Industries                           10.7%
Technology                                    5.5%


        Among our major holdings were BP Amoco, Citigroup, American Home Products, Abbott Laboratories, Disney, and Starwood Hotels & Resorts Worldwide.



================================================================================

================================================================================


--------------------------------------------------------------------------------
                             GROWTH & INCOME SERIES
                               15 LARGEST HOLDINGS
--------------------------------------------------------------------------------


                                            Percentage of
Security                                      Portfolio
--------                                    -------------
BP Amoco PLC                                     3.9
Citigroup, Inc.                                  3.6
American Home Products                           2.0
Abbott Laboratories                              1.9
Disney Walt Company Holding Co.                  1.9
Starwood Hotel & Resort
  Worldwide, Inc.                                1.8
First Data Corp.                                 1.8
Kimberly-Clarke Corp.                            1.8
General Electric Co.                             1.7
Viacom, Inc. CL B                                1.7
Target Corp.                                     1.6
Boeing Company                                   1.5
Chubb Corp.                                      1.5
St. Paul Companies, Inc.                         1.4
Waste Management, Inc.                           1.4
                                               -----

           TOTAL                                29.5
                                               =====

        The strategy we followed during the period was to invest in good companies after the sell-off. Equity investors not only have high expectations for future returns, but also little tolerance for any disappointing news affecting their investments. As a result, the stocks of many quality companies with solid earnings histories suffered in the downdraft.

        In this climate, we capitalized on the significant price declines in several stocks to make new investments. Our experience suggests that investing in strong companies after they lose much of their value is often a rewarding move. This was our reason for purchases of Rockwell International, Gillette, Microsoft, America Online, Black & Decker, and Motorola. Rockwell is the classic value stock. Having fallen substantially in price, the stock sold for 10 times earnings and sported a dividend yield of 3% --an attractive valuation for a leading manufacturing company. Our other purchases share the common characteristics of recent price weakness, strong market position, and attractive valuations. Microsoft is a slightly unusual holding for us given our general reluctance to invest in technology stocks for valuation reasons. Nonetheless, after its highly publicized antitrust problems and stock price nosedive, we though it was an opportune time to initiate a small position.

        Most of the portfolio sales were of successful investments whose valuations reached unattractive levels as their share prices rose, which diminished their appeal for us. Included among our major sales were Baker Hughes and General Electric.

        The fund's holdings sell at a substantial discount to the overall market. Our historical approach has been to invest in companies selling at relatively low price/earnings ratios with attractive dividend yields and other compelling valuation characteristics. Compared with the broad market, at the end of June we had a portfolio of undervalued companies with good prospects over the next few years.


PORTFOLIO MANAGEMENT:
EQUITY SERIES

        In this volatile market environment, the Security First Trust Equity Series portfolio underperformed the Standard and Poors 500 Index for the quarter. In particular, an overweight position in the technology sector and an underweight position in the consumer staples sector early in the second quarter hurt performance.


                                  EQUITY SERIES
                        SECTOR DIVERSIFICATION PIE CHART

Utilities                          8.2%
Capital Equipment                  6.3%
Consumer Non-Durables             14.9%
Consumer Services                 10.2%
Energy                             5.6%
Financial                         18.1%
Consumer Cyclicals                 0.5%
Process Industries                 1.9%
Technology                        34.3%


================================================================================

================================================================================


        Stock selection also detracted from performance among the larger positions in the portfolio while stock selection among the smaller positions in the portfolio contributed positively to performance.

        During the last few months, we bought Alcatel, Anheuser Busch, Ericsson and Mellon Financial Group. This group showed improving fundamentals and attractive growth prospects. We sold Fleet Boston Financial Corp. due to earnings uncertainty, sold Qualcomm because of deteriorating fundamentals and sold Warner-Lambert because it was fully valued. As of the end of June, the top ten holdings included Cisco Systems, General Electric, Intel and Microsoft.


--------------------------------------------------------------------------------
                                  EQUITY SERIES
                               15 LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                              Percentage of
     Security                                   Portfolio
     --------                                 -------------
Cisco Systems                                      4.8
General Electric                                   4.2
Intel Corp.                                        4.2
Citigroup, Inc.                                    4.1
SPDR Trust                                         3.4
Microsoft Corp.                                    3.2
American International Group                       2.8
Exxon Mobil Corp.                                  2.8
Nortel Networks Corp.                              2.7
Walmart Stores                                     2.5
EMC Mass Corp.                                     1.9
Merck & Co.                                        1.9
Pfizer, Inc.                                       1.8
Dell Computer Corp.                                1.8
Royal Dutch Petroleum Co. ADR                      1.8
                                                 -----

           TOTAL                                  43.9
                                                 =====

        Going forward, the portfolio still maintains a value tilt with modes overweight positions in the capital goods, energy and financial sectors relative to the Standard and Poors 500 Index. Despite this value bias, the Portfolio holds many companies that should benefit from the market's emphasis on companies with strong earnings growth prospects.

SECURITY FIRST TRUST:
BOND SERIES AND U.S.
GOVERNMENT INCOME SERIES

FIXED-INCOME MARKET OVERVIEW

        The U.S. economy finally slowed from its rapid pace in the second quarter as gains related to Y2K liquidity and preparations, bonus compensation payments, unseasonably warm weather and tax receipts began to dissipate. While the consumer continued to spend, it was clearly with less enthusiasm than the first quarter, as retail sales declined significantly in the second quarter. A slowdown in the manufacturing sector appeared as well, with the NAPM Purchasing Managers Index falling to its lowest level in 18 months. While the economy is surely slowing, inflation appears less clear. Secular trends such as improving technology and globalization of labor markets continue to put downward pressure on inflation. However, the sharp increase in oil and natural gas prices, along with an upward trending core CPI and Personal Consumption Expenditure deflator, suggest that cyclical inflationary pressures could continue to build even if the economy slows to a more sustainable pace. In March, the Federal Reserve raised both the overnight rate and the discount rate 0.25% to 6.0% and 5.5%, respectively. Despite the sell-off in the equity market in April, in May concerns about an overheating economy due to an increased shortage of labor and rising oil prices led the Federal Reserve to rise rates another 0.50% to 6.5%

        Treasury yields decreased in the first half of 2000. Over the course of the year so far, the yield of the 30-year Treasury has decreased by nearly 58 basis points (0.58%). The yield of the 10-Year Treasury posted a net decrease of 42 basis points (0.42%). We anticipate a continued flattening of the yield curve as a result of an active Federal Reserve and potential Treasury repurchases of long maturity debt.

        Mortgages posted positive returns during the first half of the year, but trailed the broader market, which was led by the strong rally in the Treasury market. As measured by the Lehman Brothers Mortgage Index, mortgages posted a 3.67% total return versus 3.99% for the Lehman Brothers Aggregate Index. Strength in the housing market has continued unabated, leading



================================================================================

================================================================================


to more supply than expected, but in comparison to other spread sectors, mortgages benefited from greater liquidity and higher credit quality. On a relative valuation basis mortgages appear cheap, although uncertainty was increased in the market by Treasury Undersecretary Gensler's testimony concerning a bill seeking to end the quasi-governmental status of FNMA and FHLMC. GNMAs performed well during the first quarter as a Treasury substitute, since it is the only other asset class backed by the full faith and credit of the U.S. Government.

FIXED-INCOME MARKET OUTLOOK

        While some imbalanced and potential inflationary pressures exist, data points to slower economic growth and restrained inflation. We believe that the Fed will refrain from tightening rates for the rest of the year.

PORTFOLIO MANAGEMENT:
BOND SERIES

        We manage the Bond Series portfolio with the objective of earning superior total returns than broadly diversified investment quality bond portfolios that are measured against the Lehman Aggregate Index. We seek to meet this objective through a superior yield profile, diversification, capital appreciation and minimal capital loss.

        During the first half of the Series' fiscal year (August 1, 1999 - January 31, 2000), an extension of the bear market produced anemic returns (-14% at the portfolio level). However, in the second half (February 1, 2000 - July 31, 2000) a bond market rally produced much more robust returns (4.49% at the portfolio level).

        In addition, while reviewing those results one should bear in mind that for the last year, risk involving fixed income securities has simply not been rewarded. Treasury Bills -- the risk free asset class --have provided some of the highest returns and the under-performance of riskier asset classes is perhaps not surprising.

        The evolution of the portfolio structure over the last year has been a reduction to our commitment to the Treasury sector, an increase in commitment to the mortgage sector, reduced commitment to high yield and international issues and our conservative duration posture.


                                   BOND SERIES
                          SECTOR DIVERSIFICATION CHART


Corporate Bonds                         26.6%
Foreign Governments                      1.6%
Federal Agencies                        58.0%
U.S. Government Obligations             13.8%


        During the last year mortgage spreads returned to levels not seen in the last decade, and we took advantage of this by adding primarily GNMA securities that offer the full faith and credit of the United States Government combined with minimal prepayment risk. Offered the opportunity to add yield with no credit risk, we increased our commitment by over 50% during the course of the year.

        The high yield and international sectors suffered during the last year. High yield was buffeted by higher rates, a slowing economy and increasing downgrade and defaults. International markets suffered as the dollar continued to show strength versus all currencies except the yen. We responded by cutting our commitment. There are a number of high yield issuers that seem quite attractive. We have moved to issues with good visibility, larger size and access to the equity market. Internationally, we expect that the dollar's strength will wane in the coming months and present us with new opportunities. In the meantime caution is our watchword, and we will add to positions slowly.



================================================================================

PORTFOLIO MANAGEMENT:
U.S. GOVERNMENT
INCOME SERIES

        During the semi-annual period, the duration of the Portfolio remained long relative to its benchmark for most of the first quarter. The Portfolio ended the quarter with a duration of 5.75 versus 5.64 for the benchmark. We reduced residential mortgage positions during the quarter in favor of Treasuries/Agencies, although mortgages are our largest overweight position. The Portfolio's residential mortgage exposure in the quarter decreased from 45% to 40%. We added slightly to Treasuries/Agencies in the quarter, although our Treasury and agency allocation remains below the market weighting. The Portfolio's exposure to Treasuries/Agencies decreased from 97.4% to 91.5% for the quarter. We also had a slightly higher allocation to cash at the end of the quarter. Looking forward, we are structuring the Portfolio to take advantage of the intermediate-long part of the yield curve. Our yield curve structure in the Portfolio emphasizes the 10- to 20-year part of the curve over the front-end.


                          U.S. GOVERNMENT INCOME SERIES
                          SECTOR DIVERSIFICATION CHART


Corporate Bonds                          1.9%
Federal Agencies                        59.5%
Short-Term Securities                    6.6%
U.S. Government Obligations             32.0%


PERFORMANCE OF SECURITY FIRST TRUST
GROWTH AND INCOME SERIES, BOND
SERIES, EQUITY SERIES AND U.S.
GOVERNMENT INCOME SERIES

        The following are the average annual and total returns for each series for the period ending July 31, 2000, assuming an investment of $10,000 at the start of the period, and redemption at the end of the period, with dividends reinvested. These returns are based on past experience. Future values of shares will fluctuate so that their redemption values may be more or less than original cost.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
     Fund                   1 Year         3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
     Growth and
       Income               -7.48%          6.17%         15.02%         13.37%
       Series(1)(2)
--------------------------------------------------------------------------------
     Bond                    3.29%          3.90%          5.30%          6.52%
       Series(1)(2)
--------------------------------------------------------------------------------
     Equity                  8.11%         13.74%         18.89%         N/A(*)
       Series(1)
--------------------------------------------------------------------------------
     U.S
       Government            5.99%          4.31%          5.18%         N/A(*)
       Income(1)
--------------------------------------------------------------------------------
     Consumer                3.61%          2.47%          2.51%          2.84%
       Price Index
--------------------------------------------------------------------------------

     (*)  Funds were introduced as of May 1993.



--------------------------------------------------------------------------------
                             Compound Total Returns
--------------------------------------------------------------------------------
      Fund                  1 Year        3 Years         5 Years       10 Years
--------------------------------------------------------------------------------
     Growth and
      Income                -7.48%         19.68%         101.31%        250.74%
      Series(1)(2)
--------------------------------------------------------------------------------
     Bond                    3.29%         12.16%         29.46%         88.07%
      Series(1)(2)
--------------------------------------------------------------------------------
     Equity
      Series(1)              8.11%         47.14%         137.53%        N/A(*)
--------------------------------------------------------------------------------
     U.S
      Government             5.99%         13.50%         28.73%         N/A(*)
      Income(1)
--------------------------------------------------------------------------------
     Consumer                3.61%          7.59%         13.20%         32.32%
       Price Index
--------------------------------------------------------------------------------


     (*)  Funds were introduced as of May 1993.

     (1) Return is computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

     (2) From inception to July 1983, Security First Investment Management Corporation reimbursed the Growth and Income Series for expenses in excess of the maximum expense limitation, and these reimbursements were repaid from August 1983 to July 1986. Likewise, the Bond Series was reimbursed for excess expenses from inception to July 1985, and these reimbursements were repaid from August 1985 to July 1993. Reimbursement of expenses to a series increases average annual total returns while repayments of such reimbursements reduces these returns.



================================================================================

================================================================================


     The following graphs set forth the historical performance of each series as compared to a stated market index for the periods ended July 31:

   Comparison of Change in Value of $10,000 Investment in Security First Trust
     T. Rowe Price Growth and Income Series and Standard and Poors 500 Index Assuming Dividends and Distributions are Reinvested.


                                    [GRAPH]



                             10000            0
                             9500             550
                             10000            2000
                             10500            3000
                             11500            2500
                             13500            1500
                             15000            4000
                             17000            5000
                             25000            9000
                             28000            12000
                             38000            8000
                             35000            15000



  The performance indicated here may not be indicative of future performance.



   Comparison of Change in Value of $10,000 Investment in Security First Trust Bond Series, Lehman Government Bonds Index, and the Lehman Aggregate Bond Index
              Assuming Dividends and Distributions are Reinvested.




                                    [GRAPH]



        10000                         0                             0
        11000                         230                           242
        12500                         400                           400
        13000                         750                           750
        12750                         800                           800
        14000                         900                           1000
        15000                         900                           1000
        16000                         1000                          1000
        17000                         1200                          1000
        17500                         1500                          750
        18000                         2500                          500






The performance indicated here may not be indicative of future performance.



   Comparison of Change in Value of $10,000 Investment in Security First Trust
                 Equity Series and Standard and Poors 500 Index
              Assuming Dividends and Distributions are Reinvested.



                                    [GRAPH]



                       10000                         0
                       10000                         256
                       10040                         745
                       12000                         2014
                       12500                         3115
                       18000                         6500
                       25500                         9000
                       27500                         10000



   The performance indicated here may not be indicative of future performance.
                 (*)The Series commenced operations on 5/19/93.




   Comparison of Change in Value of $10,000 Investment in Security First Trust U.S. Government Income Series and Lehman Government and Intermediate Index
              Assuming Dividends and Distributions are Reinvested.



                                    [GRAPH]



                       10000                         0
                       10100                         0
                       10000                         100
                       10750                         150
                       11100                         400
                       12000                         500
                       12900                         750
                       13000                         1000
                       13750                         1250


   The performance indicated here may not be indicative of future performance.
                 (*)The Series commenced operations on 5/19/93.



================================================================================

================================================================================


SECURITY FIRST TRUST T. ROWE
PRICE GROWTH AND INCOME SERIES

     The graph and Per Share Data Table below illustrate the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust T. Rowe Price Growth and Income Series purchased on August 1, 1979, at a price of $5.07, assuming that dividends and capital gains were reinvested.

     The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                        [GROWTH AND INCOME SERIES GRAPH]

                                 PER SHARE DATA


                                                                 Per Share
                                                                 Value with                                  Cumulative
Calendar                 Net                  Dividend           Dividends &                                   Change
Year                    Asset                & Capital         Capital Gains              Yearly                from
Ending                  Value                   Gains            Reinvested               Change               8/1/79
--------                -----                ----------        -------------              ------             ----------
1990                     6.25                   .44                 23.70                 -11.0                +367.5
1991                     7.69                   .24                 30.07                 +26.9                +493.1
1992                     8.17                   .22                 32.80                  +9.1                +546.9
1993                     9.12                   .22                 37.49                 +14.3                +639.4
1994                     9.05                   .32                 38.51                  +2.7                +659.6
1995                    11.52                   .34                 50.49                 +31.1                +895.8
1996                    13.18                   .83                 61.42                 +21.7               +1111.4
1997                    15.52                  1.25                 78.12                 +27.2               +1440.8
1998                    15.81                  1.29                 86.06                 +10.2               +1597.4
1999                    16.06                  1.06                 93.67                  +8.8               +1747.5
7/2000                  15.63                    --                 90.68                  -3.2               +1688.6


SECURITY FIRST TRUST
BOND SERIES

     The graph and Per Share Data Table below illustrate the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust Bond Series purchased on August 1, 1979, at a price of $3.12, assuming that dividends and capital gains were reinvested.

     The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                              [BOND SERIES GRAPH]

                                 PER SHARE DATA


                                                              Per Share
                                                              Value with                                Cumulative
Calendar                Net                 Dividend          Dividends &                                 Change
Year                   Asset                & Capital        Capital Gains           Yearly                from
Ending                 Value                 Gains            Reinvested             Change               8/1/79
--------               -----               ----------        -------------           ------             ----------
1990                    3.52                  .54                 8.76                 +4.4               +180.8
1991                    3.79                  .25                10.06                +14.8               +222.4
1992                    3.80                  .23                10.70                 +6.4               +242.9
1993                    3.94                  .22                11.72                 +9.5               +275.6
1994                    3.58                  .22                11.31                 -3.5               +262.5
1995                    3.94                  .24                13.21                +16.8               +323.4
1996                    3.82                  .24                13.58                 +2.8               +335.3
1997                    3.95                  .21                14.81                 +9.1               +374.6
1998                    4.03                  .21                15.92                 +7.5               +410.3
1999                    3.72                  .22                15.51                 -2.6               +397.1
7/2000                  3.84                   --                16.03                 +3.4               +413.8




================================================================================

================================================================================


SECURITY FIRST TRUST
EQUITY SERIES

        The Per Share Data Table below illustrates the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust Equity Series purchased on May 19, 1993, at a price of $5.00, assuming that dividends and capital gains were reinvested.

        The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                                 PER SHARE DATA


                                                             Per Share
                                                             Value with                                 Cumulative
Calendar                Net               Dividend           Dividends &                                   Change
Year                   Asset             & Capital          Capital Gains            Yearly                from
Ending                 Value               Gains              Reinvested             Change               5/19/93
--------              ------             ---------          -------------            ------             ----------
1993                  $ 5.15               $  .03               $ 5.18                 +3.6%                +3.6%+
1994                    4.78                  .05                 4.85                 -6.3                 -3.0
1995                    5.91                  .21                 6.21                +28.0                +24.2
1996                    6.45                  .55                 7.36                +18.5                +47.2
1997                    7.63                  .72                 9.52                +29.3                +90.4
1998                    7.89                 1.51                11.73                +23.2               +134.6
1999                    9.19                  .31                14.16                +20.7               +183.2
7/2000                  8.93                   --                13.73                 -3.0               +174.6

+change from 5-19-93 to 12-31-93



SECURITY FIRST TRUST
U.S. GOVERNMENT INCOME SERIES

        The Per Share Data Table below illustrates the growth in per share value for the period ending July 31, 2000, of one share of the Security First Trust U.S. Government Income Series purchased on May 19, 1993, at a price of $5.00, assuming the dividends and capital gains were reinvested.

        The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.


                                 PER SHARE DATA



                                                              Per Share
                                                              Value with                                Cumulative
Calendar               Net                Dividend            Dividends &                                 Change
Year                  Asset              & Capital           Capital Gains           Yearly                from
Ending                Value                Gains             Reinvested             Change                5/19/93
--------              ------             ---------           -------------         ----------             -------
1993                  $ 5.04               $  .08               $ 5.11                 +2.2%                +2.2%(+)
1994                    4.74                  .14                 4.96                 -2.9                 -0.8
1995                    5.18                  .20                 5.63                +13.5                +12.6
1996                    5.14                  .22                 5.83                 +3.6                +16.6
1997                    5.26                  .24                 6.24                 +7.0                +24.8
1998                    5.25                  .40                 6.70                 +7.4                +34.0
1999                    4.83                  .29                 6.53                 -2.5                +30.6
7/2000                  5.10                   --                 6.90                 +5.7                +38.0


+change from 5-19-93 to 12-31-93



================================================================================

================================================================================
                              SECURITY FIRST TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 2000



                                                                              T. Rowe Price
                                                                               Growth and                       U.S. Government
                                                                                 Income            Equity           Income
                                                            Bond Series          Series            Series           Series
                                                           -------------      -------------      -----------    ---------------

ASSETS
 Investments at market - Note A and Schedule I:
   Investment securities (cost:
     Bond Series - $22,623,192; Growth
     and Income Series - $279,333,808;
     Equity Series - $44,935,123;
     U.S. Government Income Series - $32,553,278)          $  22,203,630       $323,981,404      $58,124,170      $ 32,011,805

 Cash                                                            606,373            720,133        1,098,402            63,714
 Interest receivable                                             219,885              2,936            4,478           467,431
 Dividends receivable                                                               436,244           26,446
 Receivable for securities sold                                1,846,756                           1,218,552         2,102,505
                                                           -------------       ------------      -----------      ------------
                                                              24,876,644        325,140,717       60,472,048        34,645,455

LIABILITIES
 Payable for securities purchased                              1,614,601                           1,411,012         2,099,625
 Accrued expenses                                                 14,023             51,269           15,642            14,198
 Payable for capital shares redeemed                              19,729             33,871              882               304
 Payable to investment adviser - Note B                            6,947             97,241           28,309            10,653
 Payable for directors' fees                                         305              4,332              776               626
 Unrealized depreciation on foreign
   currency contracts                                              1,349
                                                           -------------       ------------      -----------      ------------
                                                               1,656,954            186,713        1,456,621         2,125,406

NET ASSETS
 Capital shares (authorized 100,000,000
   shares of $.01 par value for each series)                  24,156,181        261,640,068       41,153,313        32,937,994
 Undistributed net investment income                             876,932          3,412,895           35,302         1,113,498
 Undistributed net realized gain (loss)                       (1,392,512)        15,253,445        4,637,765          (989,970)
 Net unrealized appreciation (depreciation)
   of investments                                               (420,911)        44,647,596       13,189,047          (541,473)
                                                           -------------       ------------      -----------      ------------

                      NET ASSETS                           $  23,219,690       $324,954,004      $59,015,427      $ 32,520,049
                                                           =============       ============      ===========      ============

      Capital shares outstanding                               6,052,985         20,789,263        6,610,048         6,379,108

      Net asset value per share                            $        3.84       $      15.63      $      8.93      $       5.10

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 2000



                                                                         T. Rowe Price
                                                                           Growth and                         U.S. Government
                                                                             Income             Equity            Income
                                                         Bond Series          Series            Series             Series
                                                         -----------     --------------       -----------     ---------------
INVESTMENT INCOME
  Dividends                                                                $  6,810,679       $   607,061
  Interest                                               $ 1,685,659          1,273,872            52,216       $ 2,121,312
                                                         -----------       ------------       -----------       -----------
                                                           1,685,659          8,084,551           659,277         2,121,312
EXPENSES
  Custodian fees                                              16,947             50,938            22,847            18,950
  Adviser fees - Note B                                       84,927          1,199,868           329,031           129,811
  Management fees - Note B                                    36,397            514,229            89,736            48,679
  Printing expenses                                           16,391             31,743            13,490            14,542
  Insurance expenses                                           1,064             15,631             2,744             1,487
  Audit fees                                                   5,132              7,676             6,397             5,116
  Directors' fees and expenses                                 1,781             26,514             4,468             2,079
  Miscellaneous expenses                                         859              6,914             5,708             8,128
                                                         -----------       ------------       -----------       -----------
                                                             163,498          1,853,513           474,421           228,792
                                                         -----------       ------------       -----------       -----------
           NET INVESTMENT INCOME                           1,522,161          6,231,038           184,856         1,892,520

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - Notes A and C
  Net realized gain (loss) on sale of investments         (1,106,001)        20,126,873         5,002,057          (464,991)
  Net unrealized appreciation (depreciation) of:
    Investments during the period                            334,147        (55,204,755)         (545,090)          454,161
    Assets denominated in foreign currencies                  (1,349)
                                                         -----------       ------------       -----------       -----------
    Net gain (loss) on investments                          (773,203)       (35,077,882)        4,456,967           (10,830)
                                                         -----------       ------------       -----------       -----------
INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                         $   748,958       $(28,846,844)      $ 4,641,823       $ 1,881,690
                                                         ===========       ============       ===========       ===========

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 2000



                                                                             T. Rowe Price
                                                                              Growth and                          U.S. Government
                                                                                Income              Equity             Income
                                                          Bond Series           Series              Series             Series
                                                          ------------       -------------       ------------     ---------------
OPERATIONS
  Net investment income                                   $  1,522,161       $   6,231,038       $    184,856       $  1,892,520
  Net realized gain (loss) on sale
    of investments                                          (1,106,001)         20,126,873          5,002,057           (464,991)
  Net unrealized appreciation (depreciation)
    during the period                                          332,798         (55,204,755)          (545,090)           454,161
                                                          ------------       -------------       ------------       ------------
  INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                              748,958         (28,846,844)         4,641,823          1,881,690
                                                          ------------       -------------       ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS
  Net investment income                                     (1,410,330)         (6,182,728)          (360,159)        (1,836,952)
  Net realized gains                                                           (16,135,169)        (1,714,979)

CAPITAL SHARE TRANSACTIONS - NOTE D
  Reinvestment of net investment income
    distributed                                              1,410,330           6,182,728            360,159          1,836,952
  Reinvestment of net realized gains                                            16,135,169          1,714,979
  Sales of capital shares                                    3,319,764          19,704,012          1,705,091          2,282,843
  Redemptions of capital shares                             (5,566,736)        (35,014,349)        (5,644,649)        (3,957,033)
                                                          ------------       -------------       ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
              FROM CAPITAL SHARE
                     TRANSACTIONS                             (836,642)          7,007,560         (1,864,420)           162,762
                                                          ------------       -------------       ------------       ------------
        TOTAL INCREASE (DECREASE)
                    IN NET ASSETS                           (1,498,014)        (44,157,181)           702,265            207,500
NET ASSETS
  BEGINNING OF YEAR                                         24,717,704         369,111,185         58,313,162         32,312,549
                                                          ------------       -------------       ------------       ------------
  END OF YEAR (including undistributed net
    investment income: Bond Series -$876,932;
    Growth and Income Series - $3,412,895;
    Equity Series - $35,302; U.S. Government
    Income Series - $1,113,498)                           $ 23,219,690       $ 324,954,004       $ 59,015,427       $ 32,520,049
                                                          ============       =============       ============       ============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 1999


                                                                          T. Rowe Price
                                                                            Growth and                          U.S. Government
                                                                              Income              Equity            Income
                                                         Bond Series          Series              Series            Series
                                                        ------------      --------------       ------------     ---------------
OPERATIONS
  Net investment income                                 $  1,222,895       $   5,764,382       $    398,609       $  1,803,367
  Net realized gain (loss) on sale
    of investments                                          (198,084)         17,734,362          1,354,678            (13,673)
  Net unrealized appreciation (depreciation)
    during the period                                       (968,222)         31,098,623          7,802,709         (1,476,045)
                                                        ------------       -------------       ------------       ------------
           INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                             56,589          54,597,367          9,555,996            313,649
                                                        ------------       -------------       ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS
  Net investment income                                     (968,742)         (5,234,796)          (449,055)        (1,847,027)
  Net realized gains                                        (207,719)        (18,412,869)        (8,668,236)          (597,259)

CAPITAL SHARE TRANSACTIONS - NOTE D
  Reinvestment of net investment income
    distributed                                              968,742           5,234,796            449,055          1,847,027
  Reinvestment of net realized gains                         207,719          18,412,869          8,668,236            597,259
  Sales of capital shares                                  9,504,353          37,641,014            793,709          2,362,361
  Redemptions of capital shares                           (2,777,630)        (13,568,724)        (6,839,695)        (4,454,380)
                                                        ------------       -------------       ------------       ------------
      INCREASE IN NET ASSETS FROM
       CAPITAL SHARE TRANSACTIONS                          7,903,184          47,719,955          3,071,305            352,267
                                                        ------------       -------------       ------------       ------------
        TOTAL INCREASE (DECREASE)
                    IN NET ASSETS                          6,783,312          78,669,657          3,510,010         (1,778,370)
NET ASSETS
  BEGINNING OF YEAR                                       17,934,392         290,441,528         54,803,152         34,090,919
                                                        ------------       -------------       ------------       ------------
  END OF YEAR (including undistributed net
    investment income: Bond Series - $765,101;
    Growth and Income Series - $3,364,585;
    Equity Series - $210,605; U.S. Government
    Income Series - $1,057,930)                         $ 24,717,704       $ 369,111,185       $ 58,313,162       $ 32,312,549
                                                        ============       =============       ============       ============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000

                                                               Percentage
                                                               of Market
                                                                Value of                    Market
Fixed Maturities                                                Portfolio     Principal     Value
----------------                                               ----------     ---------     ------
CORPORATE NOTES                                                   26.6%

Aerospace & Defense:                                               1.0%
    Boeing Co., 8.75%, 08/15/21                                                50,000      $ 56,688
    Lockheed Martin Corp., 7.75%, 05/01/26                                     90,000        86,063
    Tyco International, Ltd., 6.375%, 06/15/05                                 80,000        76,100
                                                                                           --------
                                                                                            218,851

Automobiles & Related:                                             2.1%
    Amerco., 8.80%, 02/04/05                                                  150,000       143,813
    Borg Warner Automotive, Inc., 6.5%, 02/15/09                              235,000       208,269
    Capital Auto Receivables Asset, 6.30%, 05/15/04                           125,000       123,628
                                                                                           --------
                                                                                            475,710

Banking:                                                           1.6%
    Dime Bancorp, Inc., 6.375%, 01/30/01                                      250,000       248,445
    HSBC Fin Nederland Bank, 7.40%, 04/15/03                                  100,000        99,750
                                                                                           --------
                                                                                            348,195

Chemicals and Allied Products:                                     0.8%
    Fort James Corp., 6.875%, 09/15/07                                        195,000       182,325

Electric Utilities:                                                1.9%
    CMS Energy Corp., 8.00%, 07/01/11                                         225,000       222,188
    National Rural Utilities, 6.50%, 09/15/02                                 100,000        98,875
    Public Service Electric & Gas Co., 6.25%, 01/01/07                        100,000        92,750
                                                                                           --------
                                                                                            413,813

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                             Percentage
                                                              of Market
                                                              Value of                      Market
Fixed Maturities                                              Portfolio     Principal       Value
----------------                                             ----------     ---------      ----------
CORPORATE NOTES (Continued)

Finance & Credit:                                                7.5%
    G.E. Capital Mortgage Svcs., Inc., 6.25%, 12/25/28                        245,861      $  169,644
    G.E. Capital Mortgage Svcs., Inc., 6.50%, 04/25/29                        305,696         208,240
    Honda Auto Lease Trust, 6.45%, 09/16/02                                   325,000         322,943
    Hayes Lemerz International, Inc., 8.25%, 12/15/08                          50,000          43,500
    Northwest Asset Corp., 6.75%, 05/25/29                                    246,974         178,864
    Merrill Lynch Mtg. Investment, Inc., 7.56%, 09/15/09                      115,000         113,850
    Salomon Smith Barney, Inc., 7.375%, 05/15/07                              300,000         291,750
    Texaco Capital, Inc., 5.5%, 01/15/09                                      220,000         194,700
    Valero Pass-Through Asset Trust, 6.75%, 12/15/02                          140,000         135,450
                                                                                           ----------
                                                                                            1,658,941

Food & Beverages:                                                0.4%
    Archer Daniels Midland Co., 6.625%, 05/01/29                              120,000         102,150

Forest Products:                                                 0.4%
    Noranda Forest, Inc., 7.50%, 07/15/03                                     100,000          98,625

Health Services:                                                 0.3%
    Tenet Healthcare Corp., 7.875%, 01/15/03                                   70,000          68,950

Insurance Carriers:                                              1.2%
    Conseco, Inc., 6.40%, 06/15/01                                            200,000         169,000
    Prudential Insurance Co. America, 6.875%, 04/15/03                        100,000          98,125
                                                                                           ----------
                                                                                              267,125
Media & Communications:                                          1.5%
    CSC Holdings, Inc., 8.125%, 07/15/2009                                     25,000          24,594
    Isle of Capri Casinos, Inc., 8.75%, 04/15/09                              100,000          91,500
    Liberty Media Corp., 7.875%, 07/15/09                                     150,000         145,875
    Metromedia Fiber Network, Inc., 10.00%, 12/15/09                           70,000          68,250
                                                                                           ----------
                                                                                              330,219

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      of Market
                                                      Value of                          Market
Fixed Maturities                                      Portfolio       Principal         Value
-----------------                                    ----------       ---------      -----------
CORPORATE NOTES (Continued)

Miscellaneous Business Services:                        0.5%
    Allied Waste North America, 7.875%, 01/0/09                        115,000       $   102,063

Miscellaneous Consumer Products:                        2.5%
    American Standard, Inc., 7.375%, 04/15/05                           45,000            42,525
    Jones Apparel Group, Inc., 7.875%, 06/15/06                        230,000           219,937
    S C International Service, Inc., 9.25%, 09/01/07                    60,000            57,375
    WMX Technologies, Inc., 7.125%, 06/15/01                           250,000           245,625
                                                                                     ------------
                                                                                         565,462

Oil and Gas Extraction:                                 1.6%
    Apache Corp., 7.70%, 03/15/26                                      155,000           153,063
    Quaker State Corp., 6.625%, 10/15/05                               100,000            96,375
    Tosco Corp., 8.125%, 02/15/2030                                    100,000           101,500
                                                                                     ------------
                                                                                         350,938

Telephone Communication:                                1.9%
    Allegiance Telecom, Inc., 0.00%, 02/15/08                           25,000            18,625
    Charter Communications Holdings, 8.625%, 04/01/09                  100,000            88,000
    Crown Castle International, 0.00%, 05/15/11                         75,000            47,250
    GTE Corp., 6.94%, 04/15/28                                         100,000            90,121
    Global Crossing Holdings, Ltd., 9.625%, 05/15/08                   100,000            98,250
    US West Communications, Inc., 7.50%, 06/15/23                       80,000            73,900
                                                                                     ------------
                                                                                         416,146

Transportation:                                         1.4%
    Canadian National Railway Co., 6.90%, 07/15/28                     165,000           145,200
    Newport News Shipbuilding, Inc.,  9.25% 12/01/06                    60,000            60,600
    Norfolk Southern Corp., 7.80%, 05/15/27                            100,000            98,250
                                                                                     ------------
                                                                                         304,050
                                                                                     ------------
                              TOTAL CORPORATE NOTES
                                   (COST $6,195,796)                                   5,903,563

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                    SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      of Market
                                                      Value of                         Market
Fixed Maturities                                      Portfolio      Principal         Value
-----------------                                    -----------     ---------       -----------
FEDERAL AGENCIES                                        58.0%

Federal Home Loan Mortgage Corp.:                       0.2%
    9.50%, 04/01/19                                                     26,287       $    27,346
    9.00%, 06/01/19                                                     13,352            13,811
                                                                                     ------------
                                                                                          41,157

Federal National Mortgage Assn.:                        10.8%
    6.625%, 01/15/02                                                 1,835,000         1,828,908
    7.00%, 09/01/10                                                    149,495           146,831
    7.00%, 05/01/12                                                    132,560           130,197
    6.50%, 03/01/13                                                    290,404           280,510
    7.50%, 08/25/21                                                      9,069             9,086
                                                                                     ------------
                                                                                       2,395,532

Government National Mortgage Assn.:                     47.0%
      9.00%, 04/15/09                                                    2,174             2,227
      9.00%, 05/15/09                                                   11,631            11,915
      9.00%, 05/15/09                                                    3,477             3,562
      9.00%, 05/15/09                                                    2,752             2,819
      9.00%, 05/15/09                                                    1,061             1,087
      9.00%, 05/15/09                                                    1,599             1,638
     11.25%, 09/15/15                                                   78,115            85,511
     11.50%, 11/15/15                                                    9,611            10,662
     10.00%, 06/15/17                                                   21,329            22,782
      9.25%, 07/15/17                                                    7,003             7,200
     10.00%, 11/15/17                                                    7,615             8,134
     11.50%, 02/15/18                                                    3,244             3,599
     10.00%, 03/15/19                                                   23,635            25,245
     10.00%, 03/15/20                                                   13,654            14,584
      9.25%, 05/15/20                                                   29,390            30,216
      9.25%, 05/15/21                                                   86,986            89,432
      9.25%, 06/15/21                                                   21,090            21,683

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      Of Market
                                                      Value of                           Market
Fixed Maturities                                      Portfolio       Principal          Value
-----------------                                    ----------       ---------      -----------
FEDERAL AGENCIES (Continued)

Government National Mortgage Assn. (Continued)
    7.00%, 08/15/23                                                     70,120       $    68,213
    7.50%, 06/15/23                                                     79,457            78,836
    7.50%, 10/15/23                                                    117,086           116,170
    7.00%, 01/15/24                                                    113,194           110,116
    7.00%, 03/15/24                                                     78,222            76,095
    7.00%, 01/15/25                                                    350,914           341,590
    9.50%, 01/15/25                                                     10,583            10,983
    9.50%, 05/15/25                                                      7,044             7,310
    7.00%, 02/15/26                                                    462,666           450,086
    7.50%, 09/15/26                                                    163,631           162,351
    8.00%, 05/15/27                                                    196,047           197,884
    6.50%, 04/15/28                                                    731,865           694,810
    7.00%, 05/15/28                                                    339,969           330,726
    7.00%, 06/15/28                                                    298,407           290,293
    6.50%, 10/15/28                                                  1,760,691         1,671,548
    6.50%, 11/15/28                                                    504,356           478,821
    6.50%, 01/15/29                                                    233,482           221,661
    6.50%, 03/15/29                                                    261,925           248,663
    6.50%, 04/15/29                                                    245,761           233,318
    6.50%, 05/15/29                                                    937,928           891,031
    6.50%, 05/15/29                                                    272,923           259,276
    6.50%, 06/15/29                                                    149,737           142,156
    6.50%, 07/15/29                                                    653,751           620,652
    8.00%, 07/15/29                                                    157,641           159,118
    7.00%, 08/15/29                                                    988,686           961,803
    7.50%, 09/15/29                                                    543,844           539,592
    8.00%, 09/15/29                                                    246,506           248,816
    8.00%, 01/15/30                                                    252,752           255,120
    8.00%, 06/15/30                                                    229,799           231,885
                                                                                  ---------------
                                                                                      10,441,219
                                                                                  ---------------
                              TOTAL FEDERAL AGENCIES
                                  (COST $13,094,895)                                  12,877,908

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                     Percentage
                                                      of Market
                                                      Value of                         Market
Fixed Maturities                                      Portfolio     Principal          Value
-----------------                                    ----------     ---------        -----------
U.S. GOVERNMENT OBLIGATIONS                             13.8%

U.S. Treasury Bonds:                                    3.4%
    6.625%, 02/15/27                                                   260,000       $   280,067
    5.25%, 02/15/29                                                    520,000           469,622
                                                                                     ------------
                                                                                         749,689

U.S. Treasury Notes:                                    10.4%
    3.375%, 01/15/07                                                   316,839           305,252
    5.50%, 05/15/09                                                  1,385,000         1,327,869
    6.00%, 08/15/09                                                    675,000           670,565
                                                                                     ------------
                                                                                       2,303,686
                                                                                     ------------

                   TOTAL U.S. GOVERNMENT OBLIGATIONS
                                   (COST $2,969,151)                                   3,053,375

FOREIGN GOVERNMENT  OBLIGATIONS                         1.6%

Argentina Rep, 0.00%, 03/31/05                                         400,000           368,784
                                                                                     ------------

               TOTAL FOREIGN  GOVERNMENT OBLIGATIONS
                                     (COST $363,350)                                     368,784
                                                                                     ------------

                                   TOTAL INVESTMENTS
                                  (COST $22,623,192)   100.0%                         22,203,630

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                        Percentage
                                                         Of Market
                                                         Value of                     Market
 Forward Foreign Currency Contracts                      Portfolio     Principal      Value
-----------------------------------                     ----------     ---------    -----------
CONTRACTS TO BUY

557,000 Canadian Dollars (Settlement Date 08/09/00;
     Payable amount $377,627; Market value $376,922)                                 $     (705)
25,000 Euro Dollars (Settlement Date 08/22/00;
     Payable amount $23,739; Market value $23,095)                                         (644)
                                                                                     ------------
                                                                                         (1,349)

Other assets less liabilities                                                          1,017,409
                                                                                     ------------

                                          NET ASSETS                                 $23,219,690
                                                                                     ============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of         No. of         Market
Equity Securities                                     Portfolio        Shares          Value
-----------------                                    ----------       --------      ------------
CAPITAL EQUIPMENT                                       4.1%

Electrical  Equipment:                                  4.1%
    Black & Decker Corp.                                                68,200      $  2,536,187
    General Electric Co.                                               105,000         5,400,938
    Hubbell, Inc. Class B                                               60,000         1,447,500
    Stanley Works                                                      150,000         3,928,125
                                                                                    -------------
                                                                                      13,312,750

CONSUMER CYCLICALS                                      0.5%

Automobiles & Related:                                  0.5%
    Genuine Parts Co.                                                   80,000         1,605,000

CONSUMER NONDURABLES                                   20.6%

Food & Beverages:                                       6.4%
    Anheuser-Busch Company, Inc.                                        50,000         4,025,000
    Campbell Soup Co.                                                  100,000         2,650,000
    General Mills, Inc.                                                108,000         3,712,500
    Hershey Foods, Inc.                                                 70,000         3,237,500
    McCormick & Co.                                                    100,000         2,931,250
    Pepsico, Inc.                                                       50,000         2,290,625
    Ralston Purina Group                                               100,000         2,018,750
                                                                                    -------------
                                                                                      20,865,625

Health Services:                                        0.7%
    Baxter International, Inc.                                          30,000         2,332,500

Miscellaneous Consumer Products:                        5.5%
    Colgate Palmolive Co.                                               60,000         3,341,250
    Eastman  Kodak Company                                              60,000         3,292,500
    Fortune Brands, Inc.                                               120,000         2,700,000
    Gillette Co.                                                        51,300         1,497,318

These accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of         No. of         Market
Equity Securities                                     Portfolio        Shares          Value
------------------                                   ----------       --------      ------------
CONSUMER NONDURABLES (Continued)

Miscellaneous Consumer Products (Continued)
    Int'l. Flavors & Fragrance                                         100,000      $  2,675,000
    Owens Corning Fiber                                                 70,000           385,000
    Philip Morris Companies, Inc.                                      100,000         2,525,000
    UST, Inc.                                                          100,000         1,450,000
                                                                                    -------------
                                                                                      17,866,068
Pharmaceuticals:                                        8.0%
    Abbott Laboratories                                                150,000         6,243,750
    American Home Products Corporation                                 125,000         6,632,812
    Johnson & Johnson                                                   45,000         4,187,813
    Merck & Co.                                                         27,500         1,971,406
    Pharmacia Corporation                                               59,500         3,257,625
    Schering-Plough Corp.                                               80,000         3,455,000
                                                                                    -------------
                                                                                      25,748,406

CONSUMER SERVICES                                      16.6%

Entertainment & Leisure:                                3.1%
    Hilton Hotels Corp.                                                400,000         4,100,000
    Starwood Hotel & Resort Worldwide, Inc.                            175,000         5,971,875
                                                                                    -------------
                                                                                      10,071,875

General Merchandise Stores:                             6.6%
    Albertsons, Inc.                                                   125,000         3,773,437
    May Department Stores Co.                                           58,000         1,377,500
    Neiman-Marcus Group, Inc.*                                          90,000         2,970,000
    Nordstrom, Inc.                                                     67,000         1,172,500
    Penney J C Co.                                                      50,000           806,250
    Target Corp.                                                       180,000         5,220,000
    Toys R Us, Inc.*                                                   250,000         4,125,000
    Tupperware Corp.                                                   100,000         1,943,750
                                                                                    -------------
                                                                                      21,388,437

* Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                   SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of         No. of          Market
Equity Securities                                     Portfolio        Shares          Value
-----------------                                    -----------      --------      ------------
CONSUMER SERVICES (Continued)

Media & Communications:                                 5.5%
    Walt Disney Company Holding Co.                                    156,300      $  6,046,855
    Knight Ridder, Inc.                                                 60,000         3,127,500
    Meredith Corp.                                                      60,000         1,908,750
    Readers Digest Assn., Inc.                                          35,000         1,194,375
    Viacom, Inc. CL B *                                                 81,375         5,396,180
                                                                                    -------------
                                                                                      17,673,660

Miscellaneous Business Services:                        1.4%
    Waste Management, Inc.                                             250,000         4,671,875

ENERGY                                                 10.5%

Oil And Gas Extraction:                                10.5%
    Amerada Hess Corp.                                                  65,000         3,932,500
    BP Amoco PLC.                                                      241,532        12,635,143
    Baker Hughes, Inc.                                                 131,200         4,542,800
    Chevron Corp.                                                       40,000         3,160,000
    Exxon Mobil Corp.                                                   57,122         4,569,760
    Texaco, Inc.                                                        30,600         1,512,788
    Unocal Corp.                                                       125,000         3,781,250
                                                                                    -------------
                                                                                      34,134,241

FINANCIAL                                              16.9%

Banking:                                                6.6%
    Bank One Corp.                                                     110,000         3,499,375
    Chase Manhattan Corp.                                               45,000         2,235,938
    Firstar Corp.*                                                     175,000         3,456,250
    Mellon Financial Corp.                                             100,000         3,768,750
    National City Corp.                                                100,000         1,775,000
    Washington Mutual, Inc.                                            120,000         3,855,000

* Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                         SECURITY FIRST TRUST SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                     Percentage
                                                      of Market
                                                      Value of          No. of          Market
Equity Securities                                     Portfolio         Shares          Value
-----------------                                    ----------        --------     -------------
FINANCIAL (Continued)

Banking  (Continued)
    Wells Fargo & Co.                                                   66,660      $  2,753,891
                                                                                    -------------
                                                                                      21,344,204
Federal Agencies:                                       0.7%
    Freddie Mac                                                         60,000         2,366,250

Financial Services:                                     5.2%
    H&R Block, Inc.                                                     60,000         1,920,000
    Citigroup, Inc.                                                    165,547        11,681,410
    J.P. Morgan & Co.                                                   25,000         3,337,500
                                                                                    -------------
                                                                                      16,938,910

Insurance Carriers:                                     4.4%
    Chubb Corp.                                                         65,000         4,810,000
    Loews Corp.                                                         30,000         1,882,500
    St. Paul Companies, Inc.                                           105,136         4,671,981
    UnumProvident Corp.                                                125,000         2,875,000
                                                                                    -------------
                                                                                      14,239,481

PROCESS INDUSTRIES                                     10.7%

Chemicals and Allied Products:                          7.0%
    Dow Chemical Co.                                                    90,000         2,587,500
    Dupont Co.                                                          50,000         2,265,625
    Fort James Corp.                                                   125,000         3,820,313
    Great Lakes Chemical Corp.                                         100,000         2,937,500
    Hercules, Inc.                                                     130,000         1,941,875
    Imperial Chemical ADR                                              100,000         2,868,750
    Minnesota Mining & Manufacturing Co.                                38,300         3,449,394
    Pall Corp.                                                         125,000         2,593,750
                                                                                    -------------
                                                                                      22,464,707

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                  SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                      Percentage
                                                      of Market
                                                       Value of                   No. of          Market
Equity Securities                                     Portfolio                   Shares          Value
-----------------                                     ---------                   ------          -----

PROCESS INDUSTRIES (Continued)

Forest Products:                                         0.4%
      Weyerhaeuser Co.                                                             30,000      $   1,370,625

Metal Mining:                                            1.0%
      Newmont Mining Corp.                                                         75,000          1,331,250
      Phelps Dodge Corp.                                                           50,000          2,034,375
                                                                                               -------------
                                                                                                   3,365,625

Paper And Allied Products:                               2.3%
      Kimberly-Clark Corp.                                                        100,000          5,743,750
      International Paper Co.                                                      47,278          1,607,452
                                                                                               -------------
                                                                                                   7,351,202

TECHNOLOGY                                               5.5%

Computer and Office Equipment:                           5.5%
      America Online, Inc.*                                                        40,000          2,132,500
      BMC Software, Inc.*                                                         100,000          1,887,500
      Computer Associates International, Inc.                                      75,000          1,860,938
      First Data Corp.                                                            125,000          5,757,813
      Microsoft Corp.                                                              40,000          2,792,500
      Motorola, Inc.                                                               50,000          1,653,125
      Xerox Corp.                                                                 120,000          1,785,000
                                                                                               -------------
                                                                                                  17,869,376
TRANSPORTATION                                           5.9%

Aerospace and Defense:                                   3.8%
      Boeing Company                                                              100,000          4,900,000
      Lockheed Martin Corp.                                                       100,000          2,812,500
      Raytheon Co. CL B                                                           100,000          2,425,000
      Rockwell International Corp.                                                 60,000          2,103,750
                                                                                               -------------
                                                                                                  12,241,250

*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                  SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                        Percentage
                                        of Market
                                         Value of         No. of        Market
Equity Securities                       Portfolio         Shares         Value
-----------------                       ---------         ------         -----
TRANSPORTATION (Continued)

Railroad Transportation:                   2.1%
      Norfolk Southern Corp.                             200,000     $  3,725,000
      Union Pacific Corp.                                 70,000        3,023,125
                                                                     ------------
                                                                        6,748,125

UTILITIES                                  5.3%

Telephone Communication:                   2.4%
      AT&T Co.                                            30,000          928,125
      SBC Communications, Inc.                           104,865        4,463,317
      Verizon Communications, Inc.                        48,800        2,293,600
                                                                     ------------
                                                                        7,685,042

Utility Holding Companies:                 2.9%
      Edison International                                50,000          984,375
      Niagara Mohawk Holdings, Inc.*                     137,500        1,830,468
      Peco Energy Co.                                     50,000        2,134,375
      Scottish Power PLC*                                 40,600        1,344,875
      Unicom Corp.                                        75,000        3,079,688
                                                                     ------------
                                                                        9,373,781
                                                                     ============

        TOTAL EQUITY SECURITIES
             (COST $268,381,419)                                      313,029,015


*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                               SECURITY FIRST TRUST                  SCHEDULE I
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000



                                                                   Percentage
                                                                   of Market
                                                                     Value of                     Market
Short-Term Investments                                              Portfolio   Principal          Value
----------------------                                             -----------  ----------     -------------

SHORT-TERM INVESTMENTS                                                 3.4%

Commercial Paper:                                                      3.4%
      Ciesco L.P, 6.55%, 08/17/2000                                              5,000,000      $  4,985,340
      Knight Ridder Inc., 6.54%, 08/31/2000                                      6,000,000         5,967,049
                                                                                                ------------

                                   TOTAL SHORT-TERM INVESTMENTS
                                             (COST $10,952,389)                                   10,952,389
                                                                                                ------------

                                              TOTAL INVESTMENTS
                                            (COST $279,333,808)      100.0%                      323,981,404

Other assets less liabilities                                                                        972,600
                                                                                                ------------

                                                     NET ASSETS                                $ 324,954,004
                                                                                               =============



*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       26

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000

                                              Percentage
                                              of Market
                                               Value of      No. of        Market
Equity Securities                             Portfolio      Shares         Value
-----------------                            -----------    --------     -----------
CAPITAL EQUIPMENT                                6.3%

Aerospace & Defense:                             1.1%
      Boeing Company                                           4,400     $   215,600
      Tyco International, Ltd.                                 8,100         433,350
                                                                         -----------
                                                                             648,950
Electrical Equipment:                            4.2%
      General Electric Co.                                    47,600       2,448,425

Machinery:                                       1.0%
      Illinois Tool Works, Inc.                                9,600         549,600

CONSUMER NONDURABLES                            14.9%

Food & Beverages:                                3.4%
      Anheuser-Busch Company, Inc.                             9,700         780,850
      Coca Cola                                               13,800         846,112
      Pepsico, Inc.                                            7,400         339,013
                                                                         -----------
                                                                           1,965,975

Health Services:                                 0.7%
      Medtronic, Inc.                                          7,900         403,394

Miscellaneous Consumer Products:                 1.3%
      McDonalds  Corp.                                        10,300         324,450
      Proctor & Gamble Co.                                     7,200         409,500
                                                                         -----------
                                                                             733,950

Pharmaceuticals:                                 9.5%
      American Home Products Co.                              12,000         636,750
      Amgen, Inc.*                                             6,000         389,625
      Johnson & Johnson                                       10,300         958,544
      Lilly Eli & Co.                                          7,800         810,225
      Merck & Co.                                             15,100       1,082,481

*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       27

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                               Percentage
                                               of Market
                                                Value of        No. of          Market
Equity Securities                              Portfolio        Shares           Value
-----------------                             ------------     -------       ------------

CONSUMER NONDURABLES (Continued)

Pharmaceuticals (Continued)
      Pfizer, Inc.                                               24,475      $  1,055,484
      Schering Plough Corp.                                      13,800           595,988
                                                                             ------------
                                                                                5,529,097

CONSUMER CYCLICALS                                0.5%

Automobiles & Related:                            0.5%
      Ford Motor Co.                                              6,400           298,000

CONSUMER SERVICES                                10.2%

General Merchandise Stores:                       5.2%
      Costco Wholesale Corp.*                                    14,300           465,644
      Gap, Inc.                                                   8,300           297,244
      Home Depot, Inc.                                           16,450           851,288
      Walmart Stores                                             26,000         1,428,375
                                                                             ------------
                                                                                3,042,551

Media & Communications:                           5.0%
      A T & T Corp Liberty Media Group                           15,400           342,650
      Clear Channel Communication, Inc.*                         10,500           799,969
      Walt Disney Company Holding Co.                            14,000           541,625
      Time Warner, Inc.                                           7,600           582,825
      Viacom, Inc. CL B *                                         9,154           607,025
                                                                             ------------
                                                                                2,874,094

ENERGY                                            5.6%

Oil And Gas Extraction:                           5.6%
      Exxon Mobil Corp.                                          20,528         1,642,240


*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                 Percentage
                                                  of Market
                                                  Value of     No. of         Market
Equity Securities                                 Portfolio    Shares          Value
-----------------                               -----------   --------      ------------
ENERGY (Continued)

Oil And Gas Extraction (Continued)
      Royal Dutch Petroleum Co. ADR                              17,700     $  1,031,025
      Schlumberger Limited                                        8,200          606,288
      Transocean Sedco Forex, Inc.                                   26            1,287
                                                                            ------------
                                                                               3,280,840

FINANCIAL                                           18.1%

Banking:                                             1.8%
      Chase Manhattan Corp.                                      12,800          636,000
      Mellon Financial Corp.                                     11,500          433,406
                                                                            ------------
                                                                               1,069,406

Federal Agencies:                                    1.3%
      Federal National  Mortgage Assn.                           18,700          737,481

Financial Services:                                 12.0%
      American Express Co.                                        6,400          362,800
      Citigroup, Inc.                                            33,475        2,362,080
      MBNA Corp.                                                 13,700          457,238
      Morgan Stanley Dean Witter                                  9,870          900,638
      Northern Trust Corp.                                        6,500          486,688
      Charles Schwab Corp.                                       12,100          437,113
      SPDR Trust                                                 13,800        1,972,535
                                                                            ------------
                                                                               6,979,092

Insurance Carriers:                                  3.0%
      Ace Limited                                                 2,400           86,400
      American International Group                               18,880        1,655,540
                                                                            ------------
                                                                               1,741,940

The accompanying notes are an integral part of these financial statements.
================================================================================
                                       29

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                           Percentage
                                           of Market
                                            Value of                      No. of         Market
Equity Securities                          Portfolio                      Shares          Value
-----------------                         ------------                    ------        -----------
PROCESS INDUSTRIES                            1.9%

Chemicals and Allied Products:                0.6%
      Dow Chemical Co.                                                     11,100       $   319,125

Metal Mining:                                 0.7%
      Alcoa, Inc.                                                          14,300           432,575

Paper And Allied Products:                    0.6%
      International Paper Co.                                              10,700           363,800

TECHNOLOGY                                   34.3%

Communication  Equipment:                     8.3%
      Arcatel Sponsored ADRS                                                4,100           299,813
      Corning, Inc.                                                         2,000           467,875
      Lucent Technologies, Inc.                                            16,300           713,125
      Motorola, Inc.                                                       27,000           892,688
      Nextel Communication, Inc.*                                           9,800           548,188
      Nortel Networks Corp.                                                20,900         1,554,436
      Vodafone Airtouch  PLC ADR                                            8,000           340,000
                                                                                        -----------
                                                                                          4,816,125

Computer & Office Equipment:                 26.0%
      America Online, Inc.*                                                18,100           964,956
      Applied Materials, Inc.*                                              4,000           303,500
      Cisco Systems Inc.*                                                  42,600         2,787,638
      Dell Computer Corp.*                                                 24,000         1,054,500
      EMC  Mass Corp.*                                                     13,100         1,115,138
      Electronic Data System Corp.                                         10,500           451,500
      Hewlett Packard Co.                                                   5,200           567,775
      Intel Corp.                                                          36,600         2,443,050


*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       30

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000

                                                  Percentage
                                                  of Market
                                                   Value of    No. of          Market
Equity Securities                                 Portfolio    Shares           Value
-----------------                                -----------   ------        ------------
TECHNOLOGY (Continued)

Computer & Office Equipment (Continued)
      International Business Machines Corp.                       8,800      $     989,450
      Microsoft Corp.                                            26,800          1,870,975
      Oracle Corp.*                                              13,500          1,015,031
      Sun Microsystems, Inc.*                                     7,900            832,956
      Texas Instruments, Inc.                                    12,700            745,331
                                                                             -------------
                                                                                15,141,800

UTILITIES                                            8.2%

Telephone Communication:                             5.9%
      AT&T Co.                                                   12,000            371,250
      Qwest Communications International, Inc.                   11,936            560,246
      SBC Communications, Inc.                                   19,000            808,687
      Verizon Communications, Inc.                               19,900            935,300
      Worldcom, Inc.*                                            19,000            742,187
                                                                             -------------
                                                                                 3,417,670

Utility Holding Companies:                           2.3%
      Aes Corp.*                                                 13,800            737,437
      American Power Conversion Corp.*                            6,500            165,343
      Calpine Corp.                                               6,000            427,500
                                                                             -------------
                                                                                 1,330,280
                                                                             -------------

                               TOTAL INVESTMENTS
                              (COST $44,935,123)    100.0%                      58,124,170

Other assets less liabilities                                                      891,257
                                                                             -------------

                                      NET ASSETS                             $  59,015,427
                                                                             =============

*Non-income producing
The accompanying notes are an integral part of these financial statements.
================================================================================
                                       31

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                          U.S. GOVERNMENT INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                  JULY 31, 2000


                                                                  Percentage
                                                                  of Market
                                                                   Value of                    Market
Fixed Maturities                                                  Portfolio     Principal      Value
----------------                                                 -----------   ----------    -----------
CORPORATE NOTES                                                      1.9%

Finance & Credit:                                                    1.9%
      Deutsche Mortgage & Asset, 6.22%, 09/15/07                                 106,776     $   102,804
      GMAC Mortgage Corp., 5.94%, 07/01/13                                       431,651         387,757
      Residential Accredit Lines, Inc., 6.75%, 05/25/28                          116,248         113,822
                                                                                             -----------
                                                                                                 604,383
                                                                                             -----------

                                          TOTAL CORPORATE NOTES
                                                (COST $639,117)                                  604,383

U.S. GOVERNMENT OBLIGATIONS                                          32.0%

U.S. Treasury Bonds:                                                 30.7%
        8.75%, 11/15/08                                                            500,000       532,030
      12.75%, 11/15/10                                                             600,000       768,186
      14.00%, 11/15/11                                                              50,000        69,438
        9.25%, 02/15/16                                                            410,000       536,202
        8.50%, 02/15/20                                                          3,130,000     3,969,216
        6.375%, 08/15/27                                                         3,580,000     3,744,429
        5.25%, 02/15/29                                                            230,000       207,718
                                                                                             -----------
                                                                                               9,827,219

U.S. Treasury Notes:                                                  1.3%
      6.375%, 04/30/02                                                             250,000       250,000
      5.875%, 11/15/04                                                             170,000       167,768
                                                                                             -----------
                                                                                                 417,768
                                                                                             -----------
                              TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (COST $10,361,424)                               10,244,987

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                    Percentage
                                                    of Market
                                                     Value of                        Market
Fixed Maturities                                    Portfolio     Principal          Value
----------------                                    ----------   ----------       -----------
FEDERAL AGENCIES                                      59.5%

Federal Farm Credit Bank:                              6.7%
       6.05%, 04/21/03                                               550,000      $   538,203
       6.94%, 05/19/05                                               125,000          124,816
       7.37%, 08/01/06                                             1,500,000        1,496,835
                                                                                  -----------
                                                                                    2,159,854
Federal Home Loan Bank:                                0.8%
      8.00%, 08/27/01                                                250,000          252,768

Federal Home Loan Mortgage Corp.:                     16.1%
      7.36%, 06/05/07                                              1,500,000        1,476,150
      7.00%, 07/01/07                                                 54,479           53,236
      7.00%, 09/01/10                                                159,137          156,500
      6.50%, 04/01/11                                                942,803          911,568
      6.00%, 05/11/11                                                999,667          949,054
      5.50%, 05/01/14                                                465,156          432,595
      6.918%, 07/01/27                                                 6,176            6,183
      6.50%, 04/01/29                                                487,194          461,158
      6.50%, 05/01/29                                                715,730          677,481
      6.50%, 06/01/29                                                 35,025           33,154
                                                                                  -----------
                                                                                    5,157,079

Federal National Mortgage Assn.:                      22.1%
      6.125%, 11/25/03                                               130,144          128,787
      5.125%, 02/13/04                                               175,000          165,120
      6.14%, 09/10/08                                                225,000          208,861
      6.09%, 10/01/08                                                513,030          475,168
      6.00%, 11/01/08                                                270,526          259,705
      6.50%, 03/01/09                                                 71,587           70,693
      7.00%, 04/01/11                                                775,935          762,108
      7.00%, 05/01/11                                                370,525          363,922
      5.50%, 07/01/13                                                428,017          396,985



The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000



                                                     Percentage
                                                     Of Market
                                                      Value of                                    Market
Fixed Maturities                                     Portfolio                    Principal        Value
----------------                                    ------------                 -----------    -----------
FEDERAL AGENCIES (Continued)

Federal National Mortgage Assn. (Continued)
      8.00%, 11/01/13                                                               523,443     $   525,406
      5.50%, 01/01/14                                                               462,803         429,249
      5.50%, 02/01/14                                                               458,187         424,968
      6.00%, 03/01/14                                                                61,348          58,127
      8.00%, 08/01/14                                                               246,977         249,677
      6.50%, 05/17/15                                                               700,000         662,816
      6.32%, 10/01/23                                                               691,946         633,131
      8.00%, 10/01/25                                                               144,592         145,134
      6.00%, 06/01/29                                                               487,442         447,681
      6.50%, 06/01/29                                                               495,016         467,944
      6.50%, 09/01/29                                                               194,289         183,663
                                                                                                -----------
                                                                                                  7,059,145

Government National Mortgage Assn.:                    12.9%
      8.25%, 02/15/09                                                               199,930         203,179
      6.00%, 04/15/14                                                               453,313         431,780
      7.00%, 10/15/23                                                               480,979         467,901
      7.50%, 01/15/26                                                               689,529         684,135
      6.50%, 03/15/29                                                               214,265         203,417
      6.50%, 04/15/29                                                               176,935         167,977
      6.50%, 05/15/29                                                               230,708         219,028
      6.50%, 06/15/29                                                               216,195         205,249
      6.50%, 07/15/29                                                               537,122         509,927
      6.50%, 07/15/29                                                               498,364         473,132
      6.50%, 08/15/29                                                               602,089         571,605
                                                                                                -----------
                                                                                                  4,137,330
Other Federal Agencies:                                 0.9%
      Small Business Admin., 5.50%, 10/01/18                                        334,152         296,259
                                                                                                -----------

                   TOTAL FEDERAL AGENCIES
                        (COST $19,452,737)                                                       19,062,435


The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
                              SECURITY FIRST TRUST                   SCHEDULE I
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  JULY 31, 2000


                                                         Percentage
                                                          Of Market
                                                           Value of                               Market
Short-Term Investments                                    Portfolio             Principal          Value
----------------------                                    ---------            ----------      -------------
SHORT-TERM INVESTMENTS                                         6.6%
      Federal Home Loan Bank, 5.72%, 08/01/00
                                    (COST  $2,100,000)                          2,100,000      $   2,100,000
                                                                                               -------------

                                     TOTAL INVESTMENTS
                                    (COST $32,553,278)       100.0%                               32,011,805

Other assets less liabilities                                                                        508,244
                                                                                               -------------

                                            NET ASSETS                                         $  32,520,049
                                                                                               =============

The accompanying notes are an integral part of these financial statements.
================================================================================

================================================================================
SECURITY  FIRST TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES

Security First Trust (the Trust) was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts Business Trust. The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company (mutual fund) under the Investment Company Act of 1940 (1940 Act).

On June 17, 1987, the shareowners of Security First Legal Reserve Fund, Inc. and Security First Variable Life Fund, Inc. (the Funds), each of which was a Maryland corporation registered as an investment company under the 1940 Act, approved Plans of Reorganization and Liquidation and on July 24, 1987, the Funds became Series of the Trust and their shareowners became shareowners of the Bond Series and the T. Rowe Price Growth and Income Series (the Growth and Income Series), respectively, in a tax-free exchange of shares. The Trust operates as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. Financial information for periods prior to June 17, 1987, reflect the results of the respective funds.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareowner approval. Pursuant to this authority, the Board of Trustees of Security First Trust established the Equity Series and the U.S. Government Income Series on July 11, 1993, which commenced operations May 19, 1993.

The following is a summary of significant accounting policies followed by the
Trust:

FEDERAL INCOME TAXES -- Each series of the Trust has elected to qualify as a "Regulated Investment Company." No provision for federal income taxes is necessary because each series intends to maintain its qualification as a "Regulated Investment Company" under the Internal Revenue Code and distribute each year substantially all of its net income and realized capital gains to its shareowners. Income and gains to be distributed are determined annually as of December 31.

As of 12/31/1999 the Bond Series and U.S. Government Income Series had capital loss carryforwards of $657,021 and $857,344, respectively. The loss carryforwards expire on 12/31/2009.

PORTFOLIO VALUATION -- Investments are carried at market value. The market value of equity securities is determined as follows: securities traded on a national securities exchange are valued at the last sale price; securities not traded on a national securities exchange are valued at the bid price for such securities as reported by security dealers. Fixed maturities are valued at prices obtained from a major dealer in bonds.

Short-term investments that have remaining maturities of more than 60 days and for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by a major broker-dealer in money market securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost, which approximates market value due to the short duration to maturity. Securities and other assets for which such procedures are deemed not to reflect fair value, or for which representative quotes are not readily available, are valued at prices deemed best to reflect their fair value as determined in good faith by or under supervision of officers of the Trust in a manner specifically authorized by the Board of Directors and applied on a consistent basis.

================================================================================

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE A--ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

CURRENCY TRANSLATION -- Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FOREIGN CURRENCY CONTRACTS -- The Trust may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Trust's currency exposure.

Contracts to buy and to sell foreign currency generally are used to minimize the effect of currency fluctuation on the portfolios. Also, a contract to buy or to sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contractual terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by The Wall Street Journal. Purchases and sales of forward foreign currency contracts having the same settlement date are offset, and any gain or loss is recognized on the date of offset; otherwise, the gain or loss is recognized on the settlement date.

DIVIDENDS AND DISTRIBUTIONS -- Each series declares dividends annually. Net realized gains from security transactions, if any, are distributed annually.

OTHER -- As is common in the industry, security transactions are accounted for no later than the day following the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Net realized gain or loss on sale of investments is determined by the specific identification method.

ESTIMATES -- Certain amounts reported in the accompanying financial statements are based on management's best estimates and judgements. Actual results could differ from those estimates.

NOTE B -- REMUNERATION OF MANAGER AND OTHERS

Bond Series and T. Rowe Price Growth and Income Series:

Security First Investment Management Corporation (Security Management or
Manager) serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/24 of 1% of the average daily net asset value of the Bond Series and Growth and Income Series (equivalent annually to
 .5%), less compensation payable to the Series' sub-advisers, Neuberger & Berman, LLC and T. Rowe Price Associates, respectively. However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets, and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management waive its fee. In addition, for the year ended July 31, 2000, Security Management has also agreed to reimburse the Bond Series for any remaining expenses exceeding a limitation

SECURITY FIRST TRUST
================================================================================
equivalent annually to 1.5%. Security Management may elect on an annual basis to reimburse the Series for future excess expenses.

If during the fiscal year repayments are made to the Manager and the series' expenses subsequently exceed the expense limitation, the Series shall recover such repayments from the Manager to the extent of the excess determined. Conversely, if during the fiscal year repayments are made by the Manager and the series' expenses subsequently are within the expense limitation, the Manager shall recover such repayments to the extent of the excess repaid. It is management's opinion that it is reasonably possible that actual operating expense may be less than the expense limitation; however, in accordance with the requirements of FASB Statement No. 5, no accrual has been made for the contingent obligation to repay Security Management for excess expense reimbursements since the conditions required for such accrual have not, in the opinion of management, been met.

T. Rowe Price Associates provides investment advice and makes investment decisions for the Growth and Income Series, while Neuberger & Berman, LLC provides the same for the Bond Series. T. Rowe Price Associates and Neuberger & Berman, LLC are each paid an annual fee of .35% of the average daily net assets of the series for which they respectively provide investment advice less any compensation payable to Security Management acting as adviser on certain assets in which a series may invest.

Equity Series and  U.S. Government Income Series:

Security Management serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/17 of 1% (equivalent annually to .7%) of the average daily net asset value of the Equity Series and 1/22 of 1% (equivalent annually to .55%) of the average daily net asset value of the U.S. Government Income Series, less compensation payable to the Series' sub-adviser, Blackrock, Inc. (Blackrock). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management and Blackrock waive their fees.

Blackrock provides investment advice and makes investment decisions for the U.S. Government Income Series and for the Equity Series. Blackrock is paid an annual fee of .40% of the average daily net assets of the U.S. Government Income Series and an annual fee of .55% of the average daily net assets of the Equity Series.









SECURITY FIRST TRUST
================================================================================

NOTE C -- INVESTMENT SECURITIES TRANSACTIONS

Purchases and sales of fixed maturities and equity securities for the year ended July 31, 2000 were as follows:



                                                                   T. Rowe Price
                                                                      Growth                                      U.S.
                                                                        and                                    Government
                                                                       Income              Equity                 Income
                                                   Bond Series         Series              Series                 Series
                                                   -----------     -------------         -------------        -------------
    U.S. Government Securities:
      Purchases                                    $ 27,262,380                                               $ 50,241,251
      Sales                                          28,207,320                                                 51,138,844
    Other Investment Securities:
      Purchases                                      15,323,341      $ 77,736,240         $ 48,945,616             256,172
      Sales                                          16,089,569        50,617,104           48,275,745           1,597,940



The cost of investments at July 31, 2000 was the same for both financial statement and federal income tax purposes. At July 31, 2000, the composition of unrealized appreciation and depreciation of investment securities was as follows:



                                                                   Unrealized
                                                        Appreciation            Depreciation                 Net
                                                       --------------          --------------         ---------------

    Bond Series                                        $      151,839          $     (572,750)        $      (420,911)
    T. Rowe Price Growth and Income Series                 87,812,518             (43,164,922)             44,647,596
    Equity Series                                          15,042,867              (1,853,820)             13,189,047
    U.S. Government Income Series                             235,733                (777,206)               (541,473)

================================================================================

SECURITY FIRST TRUST

NOTE D -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Trust were as follows:

                                                                         Shares Issued
                                                                         in Connection
                                                                     with Reinvestment of
                                                                  Net                  Net
                                                              Investment            Realized
                                                                Income                Gain
                                                   Sold       Distributions         Distributions      Redeemed          Net
                                               ----------     -------------         -------------    ------------      --------
YEAR ENDED JULY 31, 2000

   Bond Series                                   860,594           379,121                            (1,471,680)      (231,965)
   T. Rowe Price Growth and Income Series      1,176,075           385,000            1,004,682       (2,272,433)       293,324
   Equity Series                                 191,684            39,195              186,614         (634,942)      (217,449)
   U.S. Government Income Series                 453,683           380,323                              (790,971)        43,035




YEAR ENDED JULY 31, 1999
   Bond Series                                 2,312,332           240,383               51,543         (682,801)     1,921,457
   T. Rowe Price Growth and Income Series      2,272,424           331,107            1,164,634         (812,020)     2,956,145
   Equity Series                                  94,561            56,914            1,098,636         (814,089)       436,022
   U.S. Government Income Series                 441,277           351,815              113,764         (828,203)        78,653


================================================================================

SECURITY FIRST TRUST

NOTE E -- FINANCIAL HIGHLIGHTS

The per share information for each respective series' capital stock outstanding throughout the period is as follows:


                                                                  NET REALIZED          TOTAL
                                                                 AND UNREALIZED         INCOME
                             NET ASSET                               GAINS              (LOSS)           DIVIDENDS
                             VALUE AT              NET            (LOSSES) ON            FROM            FROM NET
                             BEGINNING         INVESTMENT         INVESTMENTS         INVESTMENT        INVESTMENT
                              OF YEAR            INCOME                               OPERATIONS          INCOME
                           --------------     --------------     ---------------     -------------     --------------

BOND SERIES
Year ended July 31,

   1996                 $    3.92            $    .24          $   (.04)         $    .20            $     (.24)
   1997                      3.88                 .24               .14               .38                  (.24)
   1998                      4.02                 .19               .11               .30                  (.21)
   1999                      4.11                 .18              (.14)              .04                  (.18)
   2000                      3.93                 .24              (.11)              .13                  (.22)




T. ROWE PRICE
   GROWTH AND
   INCOME SERIES
Year ended July 31,
   1996                 $   10.58            $    .30          $   1.56          $   1.86            $     (.30)
   1997                     12.10                 .30              4.69              4.99                  (.29)
   1998                     16.26                 .28              1.27              1.55                  (.30)
   1999                     16.56                 .29              2.45              2.74                  (.29)
   2000                     18.01                 .29             (1.61)            (1.32)                 (.29)



EQUITY SERIES
Year ended July 31,
   1996                 $    5.70            $    .10          $    .46          $    .56            $     (.05)
   1997                      6.05                 .09              2.60              2.69                  (.11)
   1998                      8.18                 .07              1.04              1.11                  (.08)
   1999                      8.57                 .06              1.42              1.48                  (.07)
   2000                      8.54                 .02               .68               .70                  (.05)


U.S. GOVERNMENT
   INCOME SERIES
Year ended July 31,
   1996                 $    5.13            $    .18          $    .04          $    .22            $     (.19)
   1997                      5.15                 .23               .20               .43                  (.22)
   1998                      5.36                 .27               .06               .33                  (.24)
   1999                      5.45                 .30              (.24)              .06                  (.31)
   2000                      5.10                 .30              (.01)              .29                  (.29)





                       DISTRIBUTIONS
                            FROM         NET ASSET
                          REALIZED        VALUE AT
                          CAPITAL          END OF              TOTAL
                           GAINS            YEAR            RETURN(1)
                       ---------------  -------------     --------------

BOND SERIES
Year ended July 31,

   1996                                  $     3.88              5.10%
   1997                                        4.02              9.79
   1998                                        4.11              7.46
   1999                 $    (.04)             3.93              0.97
   2000                                        3.84              3.31



T. ROWE PRICE
   GROWTH AND
   INCOME SERIES
Year ended July 31,
   1996                $     (.04)        $   12.10             17.58%
   1997                      (.54)            16.26             41.24
   1998                      (.95)            16.56              9.53
   1999                     (1.00)            18.01             16.55
   2000                      (.77)            15.63             (7.33


EQUITY SERIES
Year ended July 31,
   1996                $     (.16)        $    6.05              9.82%
   1997                      (.45)             8.18             44.46
   1998                      (.64)             8.57             13.57
   1999                     (1.44)             8.54             17.27
   2000                      (.26)             8.93              8.20


U.S. GOVERNMENT
   INCOME SERIES
Year ended July 31,
   1996                $     (.01)        $   5 .15              4.29%
   1997                                        5.36              8.35
   1998                                        5.45              6.16
   1999                      (.10)             5.10              1.10
   2000                                        5.10              5.69





(1) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.
================================================================================

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE E -- FINANCIAL HIGHLIGHTS (CONTINUED)


                                                              Ratio of
                                         Ratio of                Net
                                        Operating            Investment
                                         Expenses               Income           Portfolio     Net Assets
                                        to Average            to Average          Turnover       End of
                                        Net Assets           Net Assets             Rate          Year
                                        ----------           ----------          ----------  -------------
BOND SERIES
Year ended July 31,
   1996                                    .90%                 6.32%               34%     $   8,981,365
   1997                                    .75                  6.41                54         10,634,720
   1998                                    .73                  5.78               125         17,934,392
   1999                                    .66                  5.46               147         24,717,704
   2000                                    .68                  6.30               177         23,219,690


T. ROWE PRICE
   GROWTH AND INCOME SERIES
Year ended July 31,
   1996                                    .64%                 2.73%                8%     $  112,552,893
   1997                                    .57                  2.44                14         204,703,098
   1998                                    .57                  1.92                11         290,441,528
   1999                                    .59                  1.83                15         369,111,185
   2000                                    .55                  1.83                16         324,954,004


EQUITY SERIES
Year ended July 31,
   1996                                   1.00%                 2.24%               88%     $   20,701,776
   1997                                   1.00*                 1.56*               55          47,571,469
   1998                                    .91*                  .86*               87          54,803,152
   1999                                    .81                   .72                23          58,313,162
   2000                                    .80                   .31                83          59,015,427


U.S. GOVERNMENT INCOME SERIES
Year ended July 31,
   1996                                    .70%                 5.38%               148%    $   14,888,824
   1997                                    .70**                5.68**               62         28,889,460
   1998                                    .66**                5.53**              103         34,090,919
   1999                                    .71                  5.37                307         32,312,549
   2000                                    .71                  5.85                159         32,520,049


* The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .98% and .81% and 1.05% and 1.51% for 1998 and 1997 respectively.


** The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 5.27% and 1.04% and 5.34% for 1998 and 1997 respectively.

================================================================================

INDEPENDENT AUDITORS' REPORT


To the Shareholders and the Board of Trustees of the Security First Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Security First Trust comprised of the Bond Series, the T. Rowe Price Growth and Income Series, the Equity Series, and the U.S. Government Income Series (collectively, the "Trust") as of July 31, 2000 and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended July 31, 1998, were audited by other auditors whose report, dated September 14, 1998, expressed an unqualified opinion on those financial highlights for each of the three years.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security First Trust's Bond Series, T. Rowe Price Growth and Income Series, Equity Series, and U.S. Government Income Series as of July 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
-------------------------
September 1, 2000
Los Angeles, California

VARIABLE ANNUITIES OFFER CHOICES AND BENEFITS THAT REGULAR MUTUAL FUNDS CAN'T

        Tax-deferred retirement savings plans are among the best investments a person can make today for his or her future. As a vehicle for creating tax-favored retirement savings, variable annuities offer many advantages.

        A variable annuity offers the opportunity to invest in a diversified portfolio of securities similar to mutual funds. Taxes are deferred on all dividends and on all increases in portfolio value until you take your money out.

        At retirement, another significant advantage is that the variable annuity can provide you with income that is based on the performance of the fund or funds in which you participated. You may elect to receive monthly, quarterly or annual payments for a specified number of years, your lifetime, or the longer of your lifetime and the lifetime of your joint payee. See your policy for specific options available to you.

        The Security First Trust series offers you a choice of professionally managed options. You may invest in a Bond Series, Growth and Income Series, Equity Series, or U.S. Government Income Series, each with a varying degree of risk:

        SECURITY FIRST TRUST BOND SERIES is for conservative investors. The objective is to achieve the highest investment income over the long term consistent with the preservation of capital.

        SECURITY FIRST TRUST T. ROWE PRICE GROWTH AND INCOME SERIES is for individuals willing to accept a degree of risk. The fund's goal is growth of principal with a reasonable level of income primarily through investment in common stocks.

        SECURITY FIRST TRUST EQUITY SERIES also seeks to provide growth of capital and income through investment in common stocks of high quality companies. The fund is for individuals willing to accept a degree of risk.

        SECURITY FIRST TRUST U.S. GOVERNMENT INCOME SERIES is for conservative investors and seeks to provide current income through investment in a diversified portfolio limited primarily to U.S. government securities.


                                  ANNUAL REPORT
                                  JULY 31, 2000





                                    SECURITY
                                      FIRST
                                      TRUST



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                                BOARD OF TRUSTEES

            Jack R. Borsting                             Howard H. Kayton
            Katherine L. Hensley                         Lawrence E. Marcus


                           [SECURITY FIRST TRUST LOGO]
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064
                                  (310) 312-6100

SFG 1768

                        Security First Trust Bond Series
          Security First Trust T. Rowe Price Growth and Income Series
                       Security First Trust Equity Series
               Security First Trust U.S. Government Income Series